                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2005

                               THE LTV CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                     1-4368              75-1070950
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   (State or Other Jurisdiction         (Commission          (IRS Employer
         of Incorporation)              File Number)      Identification No.)

5800 LOMBARDO CENTER, SUITE 155, SEVEN HILLS, OHIO              44131
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     (Address of Principal Executive Offices)                (Zip Code)

Registrants' telephone number, including area code: (216) 642-7100

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

      As previously disclosed, on December 29, 2000 The LTV Corporation (the "Company") and 48 of its wholly owned subsidiaries filed voluntary petitions for reorganization under chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court").

      On February 17, 2005, the Company, Dearborn Leasing Company, Fox Trail, Inc., Jalcite I, Inc., LTV Electro-Galvanizing, Inc. (collectively, the "Dissolving Debtors") and LTV Steel Company, Inc. ("LTV Steel") filed a motion (the "Motion") with the Bankruptcy Court seeking an order, among other things,
(i) approving a distribution and dismissal plan (as described in the Motion, the "Distribution and Dismissal Plan") for the Dissolving Debtors; (ii) authorizing the Dissolving Debtors and LTV Steel to take any and all actions that are necessary or appropriate to implement the Distribution and Dismissal Plan; (iii) establishing March 31, 2005 as the record date (the "Record Date") for identifying shareholders of the Company that are entitled to any and all shareholder rights with respect to the Distribution and Dismissal Plan and the eventual dissolution of the Company (although shareholders of the Company will not receive a distribution on account of their shares of the Company's stock) and, as of the Record Date, authorizing the Company to close and discontinue further maintenance of the transfer records for the Company's stock; (iv) approving the form and sufficiency of the Dissolution Notice (attached as Exhibit D to the Motion) and the manner of service and publication thereof; and
(v) authorizing the Company to establish and fund a reserve account for the conduct of post-dismissal activities and the payment of post-dismissal claims.

      As previously disclosed, the Company is in the process of liquidating and its stock is worthless. There is no set of facts known to the Company that will result in proceeds of asset sales exceeding the Company's known liabilities. Thus, there will be no recovery to the Company's stockholders. If the Bankruptcy Court approves the Motion, the Company will no longer engage the transfer agent to maintain the transfer records for the Company's common or preferred stock.

      The Motion is filed herewith as Exhibit 99.1. The foregoing description of the Motion is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number      Description
------      -----------
99.1        Motion of The LTV Corporation, LTV Steel Company, Inc. and Certain
            Remaining Debtors for an Order: (A) Authorizing Them to Implement
            Distribution and Dismissal Plan; (B) Establishing a Record Date for
            Identifying Shareholders of The LTV Corporation in Connection with the Distribution and Dismissal Plan; and (C) Granting Certain
            Related Relief

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE LTV CORPORATION

                                     By: /s/ Glenn J. Moran
                                         ---------------------
                                         Name: Glenn J. Moran
                                         Title: Chief Executive Officer

Date:  February 17, 2005

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

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
99.1        Motion of The LTV Corporation, LTV Steel Company, Inc. and Certain
            Remaining Debtors for an Order: (A) Authorizing Them to Implement
            Distribution and Dismissal Plan; (B) Establishing a Record Date for
            Identifying Shareholders of The LTV Corporation in Connection with the Distribution and Dismissal Plan; and (C) Granting Certain
            Related Relief

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